                                                               Exhibit (g)(4)(i)

                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

      SECURITIES LENDING AGREEMENT AND GUARANTY AND SUBSCRIPTION AGREEMENT

                                                              BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                          ------------------
ING EQUITY TRUST
ING Convertible Fund                                                464744
ING Disciplined LargeCap Fund                                       464742
ING Equity and Bond Fund                                         464759/464760
ING LargeCap Growth Fund                                            464733
ING LargeCap Value Fund                                             454702
ING MidCap Opportunities Fund                                       464741
ING MidCap Value Choice Fund                                        464786
ING MidCap Value Fund                                               464735
ING Real Estate Fund                                                464746
ING SmallCap Opportunities Fund                                     464743
ING SmallCap Value Choice Fund                                      464788
ING SmallCap Value Fund                                             464736

ING FUNDS TRUST
ING Classic Money Market Fund                                       464008
ING High Yield Bond Fund                                            464010
ING Institutional Prime Money Market Fund                           464048
ING Intermediate Bond Fund                                          464006
ING National Tax-Exempt Bond Fund                                   464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND             464767

ING INVESTMENT FUNDS, INC
ING MagnaCap Fund                                                   464734

ING INVESTORS TRUST
ING AIM Mid Cap Growth Portfolio                                    058094
ING Alliance Mid Cap Growth Portfolio                               058102
ING American Funds Growth Portfolio                                 464755
ING American Funds Growth-Income Portfolio                          464753
ING American Funds International Portfolio                          464761
ING Capital Guardian Managed Global Portfolio                       058095
ING Capital Guardian Small/Mid Cap Portfolio                        058093
ING Capital Guardian U.S. Equities Portfolio                        058221
ING Eagle Asset Capital Appreciation Portfolio                      058092
ING Evergreen Health Sciences Portfolio                             464704

                                                              BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                          ------------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Omega Portfolio                                        464706
ING FMR(SM) Diversified Mid Cap Portfolio                         058404/279603
ING FMR(SM) Earnings Growth Portfolio                                464572
ING Goldman Sachs Tollkeeper(SM) Portfolio                           158090
ING Global Resources Portfolio                                       058085
ING International Portfolio                                          279604
ING Janus Contrarian Portfolio                                   058401/279601
ING Jennison Equity Opportunities Portfolio                          058088
ING JPMorgan Emerging Markets Equity Portfolio                       058096
ING JPMorgan Small Cap Equity Portfolio                              279610
ING JPMorgan Value Opportunities Portfolio                           464582
ING Julius Baer Foreign Portfolio                                    279606
ING Legg Mason Value Portfolio                                   058400/279600
ING LifeStyle Aggressive Growth Portfolio                            464998
ING LifeStyle Growth Portfolio                                       464996
ING LifeStyle Moderate Growth Portfolio                              464994
ING LifeStyle Moderate Portfolio                                     464992
ING Limited Maturity Bond Portfolio                                  058082
ING Liquid Assets Portfolio                                          058081
ING MarketPro Portfolio                                              464910
ING MarketStyle Growth Portfolio                                     464926
ING MarketStyle Moderate Growth Portfolio                            464922
ING MarketStyle Moderate Portfolio                                   464934
ING Marsico Growth Portfolio                                         058101
ING Marsico International Opportunities Portfolio                    464576
ING Mercury Focus Value Portfolio                                    279608
ING Mercury Large Cap Growth Portfolio                               279607
ING MFS Mid Cap Growth Portfolio                                     058098
ING MFS Total Return Portfolio                                       058100
ING MFS Utilities Portfolio                                          464584
ING Oppenheimer Main Street Portfolio(R)                             058099
ING PIMCO Core Bond Portfolio                                        058103
ING PIMCO High Yield Portfolio                                       464018
ING Pioneer Fund Portfolio                                           464578
ING Pioneer Mid Cap Value Portfolio                                  464580
ING Salomon Brothers All Cap Portfolio                               058114
ING Salomon Brothers Investors Portfolio                             058220
ING Stock Index Portfolio                                            464701
ING T. Rowe Price Capital Appreciation Portfolio                     058084
ING T. Rowe Price Equity Income Portfolio                            058087
ING UBS U.S. Allocation Portfolio                                058402/279602
ING Van Kampen Equity Growth Portfolio                               279609
ING Van Kampen Global Franchise Portfolio                            279605

                                                              BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                          ------------------
ING INVESTORS TRUST (CONT.)
ING Van Kampen Growth and Income Portfolio                          058090
ING Van Kampen Real Estate Portfolio                                058086
ING VP Index Plus International Equity Portfolio                      TBD

ING MAYFLOWER TRUST
ING International Value Fund                                        464212

ING MUTUAL FUNDS
ING Emerging Countries Fund                                         464214
ING Foreign Fund                                                    464202
ING Global Equity Dividend Fund                                     464751
ING Global Real Estate Fund                                         464220
ING Global Value Choice Fund                                        464218
ING International Fund                                              464206
ING International SmallCap Fund                                     464216
ING International Value Choice Fund                                 464278
ING Precious Metals Fund                                            464210
ING Russia Fund                                                     464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                  464544
ING American Century Select Portfolio                               464532
ING American Century Small Cap Value Portfolio                      464502
ING Baron Small Cap Growth Portfolio                                464504
ING Fidelity(R) VIP Contrafund(R)Portfolio                          464564
ING Fidelity(R) VIP Equity-Income Portfolio                         464568
ING Fidelity(R) VIP Growth Portfolio                                464570
ING Fidelity(R) VIP Mid Cap Portfolio                               464566
ING Fundamental Research Portfolio                                  464538
ING Goldman Sachs(R) Capital Growth Portfolio                       464540
ING Goldman Sachs(R) Core Equity Portfolio                          464514
ING JPMorgan Fleming International Portfolio                        464528
ING JPMorgan Mid Cap Value Portfolio                                464506
ING MFS Capital Opportunities Portfolio                             464522
ING OpCap Balanced Value Portfolio                                  464542
ING Oppenheimer Global Portfolio                                    464508
ING Oppenheimer Strategic Income Portfolio                          464548
ING PIMCO Total Return Portfolio                                    464510
ING Salomon Brothers Aggressive Growth Portfolio                    464518
ING Salomon Brothers Fundamental Value Portfolio                    464546
ING Salomon Brothers Large Cap Growth Portfolio                     464516
ING Solution 2015 Portfolio                                         464590
ING Solution 2025 Portfolio                                         464594

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING PARTNERS, INC. (CONT.)
ING Solution 2035 Portfolio                                       464596
ING Solution 2045 Portfolio                                       464574
ING Solution Income Portfolio                                     464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio            464534
ING T. Rowe Price Growth Equity Portfolio                         464530
ING UBS U.S. Large Cap Equity Portfolio                           464520
ING Van Kampen Comstock Portfolio                                 464512
ING Van Kampen Equity and Income Portfolio                        464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                           464062
ING Aeltus Money Market Fund                                      464064
ING Balanced Fund                                                 464764
ING Equity Income Fund                                            464723
ING Global Science and Technology Fund                            464750
ING Government Fund                                               464076
ING Growth Fund                                                   464762
ING Index Plus LargeCap Fund                                      464726
ING Index Plus MidCap Fund                                        464727
ING Index Plus SmallCap Fund                                      464725
ING International Growth Fund                                     464204
ING Small Company Fund                                            464729
ING Strategic Allocation Balanced Fund                            464719
ING Strategic Allocation Growth Fund                              464720
ING Strategic Allocation Income Fund                              464722
ING Value Opportunity Fund                                        464730

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Balanced Portfolio                    464416
ING VP Strategic Allocation Growth Portfolio                      464418
ING VP Strategic Allocation Income Portfolio                      464420

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                   464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                    464422
ING VP Growth Portfolio                                           464404
ING VP Index Plus LargeCap Portfolio                              464406
ING VP Index Plus MidCap Portfolio                                464408

                                                              BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                          ------------------
ING VARIABLE PORTFOLIOS, INC. (CONT.)
ING VP Index Plus SmallCap Portfolio                                464410
ING VP International Equity Portfolio                               464460
ING VP Small Company Portfolio                                      464414
ING VP Value Opportunity Portfolio                                  464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                        464430
ING VP Disciplined LargeCap Portfolio                               464448
ING VP Financial Services Portfolio                                 464449
ING VP High Yield Bond Portfolio                                    464432
ING VP International Value Portfolio                                464464
ING VP LargeCap Growth Portfolio                                    464440
ING VP MagnaCap Portfolio                                           464442
ING VP MidCap Opportunities Portfolio                               464444
ING VP Real Estate Portfolio                                        464747
ING VP SmallCap Opportunities Portfolio                             464450

ING VP BALANCED PORTFOLIO, INC.                                     464428

ING VP EMERGING MARKETS FUND, INC.                                  464462

ING VP INTERMEDIATE BOND PORTFOLIO                                  464400

ING VP MONEY MARKET PORTFOLIO                                       464412